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                                                                 Exhibit 10 (ii)
                                 PROMISSORY NOTE

                                                                October 21, 2002

         FOR VALUE RECEIVED, the undersigned promises to pay to the order of Yankton Area Progressive Growth, Inc. of P. O. Box 588, Yankton, SD 57078, the principal sum of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00), with no interest thereon for thirty (30) months with principal payments due as follows: November 1, 2003, the sum of $100,000; November 1, 2004, the sum of $100,000; and April 21, 2005, the sum of $50,000.

         The maker, surety, endorser and guarantor of this Note hereby waives presentment for payment, notice of nonpayment, protest, and notice of protest, and consent that time of payment may be extended without notice thereof.

         In the event a default should occur in the payment of any installment due under this Note, or in the performance of any other agreement in this Note, then and in any such event, this Note shall become immediately due and payable at the option of the holder hereof.

                                             M-Tron Industries, Inc.

                                             By: /s/ Robert Zylstra
                                                 ---------------------------
                                                 Robert Zylstra
                                                 Its President